SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 4, 2011

LAS VEGAS SANDS CORP.

(Exact name of registrant as specified in its charter)

NEVADA	001-32373	27-0099920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 LAS VEGAS BOULEVARD SOUTH LAS VEGAS, NEVADA	89109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 414-1000

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 4, 2011, Las Vegas Sands Corp. (the “Company”) filed a shelf registration statement on Form S-3 (the “Registration Statement”) and a prospectus supplement relating to the issuance of shares of Common Stock, $0.001 par value, of the Company upon the exercise of certain warrants issued in a public offering in November 2008. The Registration Statement and prospectus supplement replace a Registration Statement and prospectus supplement previously filed in November 2008 that expire under the rules of the Securities and Exchange Commission in November 2011. Filed herewith are certain exhibits with respect to the Registration Statement and prospectus supplement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Lionel Sawyer & Collins LTD.

23.1	Consent of Lionel Sawyer & Collins LTD (included in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 4, 2011

LAS VEGAS SANDS CORP.

By:	/s/ Kenneth J. Kay
	Name:	Kenneth J. Kay
	Title:	Executive Vice President and Chief Financial Officer

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